UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 20, 2026

TEXAS CAPITAL BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34657	75-2679109
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2000 McKinney Avenue, Suite 700, Dallas, Texas, U.S.A.
(Address of principal executive offices)
75201
(Zip Code)
Registrant’s telephone number, including area code: (214) 932-6600
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TCBI	The Nasdaq Stock Market
5.75% Non-Cumulative Perpetual Preferred Stock Series B, par value $0.01 per share	TCBIO	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On February 20, 2026, Texas Capital Bancshares, Inc. (the “Company”) filed a Certificate of Elimination (the “First Certificate of Elimination”) with the Secretary of State of the State of Delaware effecting the elimination of the Certificate of Powers, Designations, Preferences and Rights (the “First Certificate of Designations”) relating to the Company’s Series A-1 Nonvoting Common Stock (the “Series A-1 Nonvoting Common Stock”) previously filed by the Company with the Secretary of State of the State of Delaware on December 22, 1998. As of the date of filing, no shares of the Series A-1 Nonvoting Common Stock were outstanding, and no shares thereof will be issued by the Company subject to the First Certificate of Designation.
Also on February 20, 2026, the Company filed a Certificate of Elimination (the “Second Certificate of Elimination” and, together with the First Certificate of Elimination, the “Certificates of Elimination”) with the Secretary of State of the State of Delaware effecting the elimination of the Certificate of Designation (the “Second Certificate of Designation”) relating to the Company’s 6.50% Non-Cumulative Perpetual Preferred Stock, Series A (the “6.50% Preferred Stock”) previously filed by the Company with the Secretary of State of the State of Delaware on March 27, 2013. As of the date of filing, no shares of the 6.50% Preferred Stock were outstanding, and no shares thereof will be issued by the Company subject to the Second Certificate of Designation. Upon the filing of the Second Certificate of Elimination with the Secretary of State of the State of Delaware, all previously authorized shares of 6.50% Preferred Stock resumed the status of undesignated shares of the Company’s preferred stock, par value $0.01 per share.
The Certificates of Elimination became effective upon filing. The above description of the Certificates of Elimination is a summary and, as such, is qualified in its entirety by reference to the full text of the Certificates of Elimination, which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits
3.1    Certificate of Elimination relating to the Series A-1 Nonvoting Common Stock, dated February 19, 2026.
3.2    Certificate of Elimination relating to the 6.50% Non-Cumulative Perpetual Preferred Stock, Series, A, dated February 19, 2026.
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 20, 2026	TEXAS CAPITAL BANCSHARES, INC.
		By:	/s/ J. Matthew Scurlock
J. Matthew Scurlock Chief Financial Officer